                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 16, 2002
                                                         ----------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                    333-00643                  22-3213714
        ----------                    ---------                  ----------

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                     08401
-----------------------------                                 -----

(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     333-00643-02                22-3418939
        --------                     ------------                ----------

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                     08401
-----------------------------                                 -----

(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     333-43979-03                22-3550202
        --------                     ------------                ----------

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                     08401
-----------------------------                                 -----

(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     333-43975-03                22-3550203
        --------                     ------------                ----------

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                     08401
-----------------------------                                 -----

(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

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Item 5. Other Events.

        Filed as an exhibit hereto is a News Release, dated January 16, 2002, filed by Trump Hotels & Casino Resorts, Inc.


Item 7. Financial Statements and Exhibits.

(c) Exhibits:


 Exhibit No.       Description
 -----------       -----------

 99.1              News Release of Trump Hotels & Casino Resorts, Inc., dated
                   January 16, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUMP ATLANTIC CITY ASSOCIATES
                                        By: Trump Atlantic City Holding, Inc.,
                                                 It's Managing General Partner


Date: January 16, 2002                  By: /s/ JOHN P. BURKE
                                           -------------------------------------
                                        Name:    John P. Burke
                                        Title:   Vice President and Treasurer


                                        TRUMP ATLANTIC CITY FUNDING, INC.


Date: January 16, 2002                  By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:    John P. Burke
                                        Title:   Treasurer


                                        TRUMP ATLANTIC CITY FUNDING II, INC.


Date: January 16, 2002                  By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:    John P. Burke
                                        Title:   Treasurer


                                        TRUMP ATLANTIC CITY FUNDING III, INC.


Date: January 16, 2002                  By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:    John P. Burke
                                        Title:   Treasurer

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                                  EXHIBIT INDEX

Exhibit No.        Description                                         Page No.
-----------        -----------                                         --------

99.1               News Release of Trump Hotels & Casino Resorts,
                   Inc., dated January 16, 2002